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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 16, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                 74-1611874
 (State or other jurisdiction of       (I.R.S. Employer Identification No.)
 incorporation or organization)

    15835 Park Ten Place Drive                        77084
          Houston, Texas                            (Zip Code)
 (Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT 99.1        CONTRACT STATUS SUMMARY AT JULY 16, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     ExxonMobil Exploration and Production Malaysia Inc. ("ExxonMobil") has exercised an option to extend the contract for the SEAHAWK for one year commencing December 18, 2003. For the one year extension, the operating dayrate will be fixed at $50,000. ExxonMobil has the right to terminate the contract after the completion of the first six months of the extension period with one hundred twenty (120) days written notice.

     The ATWOOD HUNTER has completed its contract in Israel and is being moved to Egypt where it will be stacked while waiting for its next contract opportunity. The ATWOOD SOUTHERN CROSS is expected to complete it contract in Italy prior to the end of July 2003, at which time it will be moved to Egypt for stacking while waiting for its next contract opportunity. Contract opportunities for both drilling units are being pursued in the Mediterranean Area, as well as in other areas of the world.

     The worldwide offshore demand for drilling units continues to be impacted by political uncertainties and soft market conditions. With the ATWOOD HUNTER and ATWOOD SOUTHERN CROSS expected to incur significant idle time during the fourth quarter of fiscal 2003, the Company anticipates a net loss of $4 to $6 million for the quarter ended September 30, 2003. The current near-term outlook has not weakened the Company's optimism about the longer-term outlook and fundamentals of the offshore drilling market.

     Additional information with respect to the Company's Contract Status Summary July 16, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATWOOD OCEANICS, INC.
                                              (Registrant)



                                              /s/ James M. Holland
                                              James M. Holland
                                              Senior Vice President

                                              DATE:    July 16, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99.1               Contract Status Summary at July 16, 2003



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                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                          AT July 16, 2003



 NAME OF RIG                LOCATION               CUSTOMER                          CONTRACT STATUS
 ===========                ========               ========                          ================
SEMISUBMERSIBLES -
==================

ATWOOD FALCON              MOBILIZATION TO   MURPHY SABAH OIL CO. AND   The rig is being mobilized to Malaysia to
                           MALAYSIA          SARAWAK  SHELL             drill one well for Murphy Sabah Oil Co and
                                                                        one well for Sarawak Shell.  The drilling of
                                                                        these wells should commence around the third
                                                                        week of July, 2003 and should take between
                                                                        100 and 140 days to complete.  Murphy has an
                                                                        option to drill one additional well at a
                                                                        later date.  Following completion of its work
                                                                        in Malaysia, the rig will be moved to Japan
                                                                        to drill two wells estimated to take 100 to
                                                                        120 days to complete.

ATWOOD HUNTER              MOVING TO EGYPT                              The rig is being relocated to Egypt where it
                                                                        will be stacked while waiting for its next
                                                                        contract opportunity.  There are short-term
                                                                        contract opportunities for the rig commencing
                                                                        in early September 2003.  Longer-term
                                                                        contract opportunities for additional work
                                                                        are being pursued in the Mediterranean area,
                                                                        as well as areas outside of the Mediterranean.

ATWOOD EAGLE               ANGOLA            ESSO EXPLORATION ANGOLA    The rig is drilling the second well of a firm
                                             (BLOCK 15) LIMITED         three well contract with ESSO off the coast
                                             ("ESSO")                   of Angola.  ESSO has options for four
                                                                        additional wells.  If no option wells are
                                                                        drilled, the contract could terminate around
                                                                        early August 2003.  Contract opportunities
                                                                        for additional work in Angola and elsewhere
                                                                        in West Africa are being pursued.

SEAHAWK                    MALAYSIA          EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA        December 2004, with an option for the
                                             INC.  ("EMEPMI")           Operator to extend.  EMEPMI has the right to
                                                                        terminate the contract after the completion
                                                                        of the first six months of the extension
                                                                        period (which commences in December 2003)
                                                                        with 120 days written notice.

ATWOOD SOUTHERN CROSS      MEDITERRANEAN    EDISON GAS S.p.A.           The rig is contracted to EDISON to work on
                           SEA              ("EDISON")                  three plug and abandonment wells which is
                                                                        expected to be completed prior to the end of
                                                                        July 2003.  Contract opportunities for
                                                                        additional work are being pursued in the
                                                                        Mediterranean area, as well as areas outside
                                                                        of the Mediterranean.

SEASCOUT                   UNITED STATES                                The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                               for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
=====================
VICKSBURG                  MALAYSIA         EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI
                                                                        for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year with at least 120 days notice
                                                                        period.

ATWOOD BEACON              SINGAPORE                                    The final commissioning of the ATWOOD BEACON
                                                                        continues on schedule.  The shipyard portion
                                                                        of the construction was completed in May
                                                                        2003, with equipment commissioning and
                                                                        testing currently being carried out.
                                                                        Following completion of equipment
                                                                        commissioning and testing estimated to be around
                                                                        August 1, 2003, the rig will be moved to
                                                                        Malaysia to drill three wells plus options
                                                                        for five additional wells for Murphy Sarawak
                                                                        Oil Co., Ltd.   The three firm wells are
                                                                        expected to be completed in October 2003.
                                                                        Contract opportunities for
                                                                        additional work following completion of the
                                                                        Murphy contract are being pursued.

SUBMERSIBLE -
==============
RICHMOND                   UNITED STATES    SPINNAKER EXPLORATION       The rig is currently working under a
                           GULF OF MEXICO   COMPANY, L.L.C.             one-well, plus options for two additional
                                                                        wells contract for Spinnaker Exploration
                                                                        Company, L.L.C.  The one firm well is
                                                                        expected to be completed in early August 2003.

MODULAR PLATFORMS -
===================
GOODWYN 'A' /NORTH         AUSTRALIA        WOODSIDE ENERGY LTD.        There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.
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